Subsequent Event	3 Months Ended
Mar. 31, 2011
Subsequent Event [Abstract]
Subsequent Event
21	Subsequent Event
In April 29, 2011, the Board of Directors has approved Samarco’s fourth pellet plant project. The project encompasses the construction of a fourth pellet plant with capacity of 8.3 Million ton per year - Mtpy. The start-up is scheduled for the first half of 2014 and the total investment is estimated at US$3.0 billion (Vale has a 50% interest in Samarco), which is not part of Vale’s own capital expenditures program.
On April 28, 2011, the Board of Directors has approved the acquisition of up to 9% of Northern Energy S.A. (NESA), which is currently held by Gaia Energia e Participações S.A. (Gaia), subject to certain conditions. NESA was established with the sole purpose of implementing, operating and exploring of the Belo Monte hydroelectric plant. Vale estimated an investment of US$1.4 billion to repay Gaia by capital contributions made in NESA and commitments of future capital contributions arising from the acquired stake.
In April 8, 2011, we announced that we had agreed the terms of an offer to acquire, through a wholly-owned subsidiary, the total share capital of Metorex Limited (Metorex) a copper and cobalt producer, with operations in the African copperbelt, listed on the Johannesburg Stock Exchange (JSE), for the amount of 7.35 South African rands (ZAR) per share totaling ZAR 7,524 million on a fully diluted basis, and equivalent to US$-1,125 at lost closing’s US$/ZAR exchange rate, to be paid in cash. The acquisition is conditional on the applicable government and regulatory approvals, consents and waivers in South Africa, Zambia and the DRC, and approval by minority holders in the subsidiary companies, as well as to customary closing conditions. In addition, the sale or transfer of Sable Zinc Kabwe Limited, a processing operation in Zambia that produces copper cathodes and cobalt, by Metorex to a third party is also a condition.